UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2006
Triad Automobile Receivables Trust 2006-B
(Issuing Entity with respect to Securities)
Triad Financial Special Purpose LLC
(Depositor with respect to Securities)
Triad Financial Corporation
(Sponsor with respect to Securities)

Delaware (State or Other Jurisdiction of Incorporation)	333-132215-01 (Commission File Number)	20-4703881 (I.R.S. Employer Identification Number)

Mike L. Wilhelms c/o Triad Financial Special Purpose LLC 7711 Center Avenue Huntington Beach, California (Address of principal executive offices)		92647 (Zip Code)
Registrant’s Telephone Number, including area code: (714) 373-8300
No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     Financial Security Assurance Inc., as Insurer (the “Insurer”), Triad Automobile Receivables Trust 2006-B, as Issuing Entity (the “Issuing Entity”), Triad Financial Corporation (“Triad”) as Seller and Servicer, Triad Financial Special Purpose LLC, as Depositor (the “Depositor”), and Citibank, N.A. as Indenture Trustee (the “Indenture Trustee”) entered into a First Amendment to Insurance and Indemnity Agreement, dated as of August 11, 2006 (the “First Amendment”). The First Amendment deleted and replaced in their entirety the Schedules A & C to the Insurance and Indemnity Agreement (the “Insurance Agreement”) entered into by the Insurer, the Issuing Entity, Triad, the Depositor and the Indenture Trustee, dated as of May 25, 2006.
Item 9.01. Exhibits
10.3	First Amendment to Insurance and Indemnity Agreement, dated as of August 11, 2006, among the Insurer, the Issuing Entity, Triad, the Depositor and the Indenture Trustee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD FINANCIAL SPECIAL PURPOSE LLC
Dated: August 14, 2006	By:	/s/ Mike L. Wilhelms
		Name:	Mike L. Wilhelms
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.3	First Amendment to Insurance and Indemnity Agreement, dated as of August 11, 2006, among the Insurer, the Issuing Entity, Triad, the Depositor and the Indenture Trustee.